Exhibit 10.10

October 25, 2017

Todd J. Teske

Briggs & Stratton Corporation

12301 West Wirth Street

Wauwatosa WI 53222

Re: Modification of Termination Provisions of Existing Long Term Incentive Award Agreements

Dear Todd:

This letter agreement relates to outstanding award agreements previously granted to you pursuant to the Company’s 2014 Omnibus Incentive Plan, as amended (together with prior plans referenced therein, the “2014 Plan”), which award agreements are identified on Exhibit A hereto (collectively, the “Existing Award Agreements”). In order to align the treatment of awards under the Existing Award Agreements in the event of a termination without cause with the treatment thereof under the forms of award agreements adopted by the Compensation Committee for use under the Company’s 2017 Omnibus Incentive Plan (the “New Award Agreement Forms”), the Committee has deemed it advisable and in the best interest of the Company and its shareholders to modify the Existing Award Agreements as described herein. It is hereby agreed that each Existing Award Agreement is modified to provide that in the event of a termination without cause, the termination date under each Existing Award Agreement shall be the date upon which your employment agreement with the Company would have expired had you been provided a notice of nonrenewal of such employment agreement by the Company on the date of notice to you of termination of your employment without cause.

On Behalf of the Briggs & Stratton Corporation Compensation Committee

/s/ Brian C. Walker

Brian C. Walker
Committee Chair

Acknowledged and Agreed:

/s/ Todd J. Teske
Todd J. Teske

Post Office Box 702, Milwaukee, WI 53201-0702, USA◾ 414.259.5333 ◾ basco.com

EXHIBIT A

EXISTING AWARD AGREEMENTS

Type of Award	Grant Date
Nonqualified Stock Option	08/21/2017
Incentive Stock Option	08/21/2017
Performance Units	08/21/2017
Restricted Stock	08/21/2017
Incentive Stock Option	08/22/2016
Nonqualified Stock Option	08/22/2016
Performance Units	08/22/2016
Restricted Stock	08/22/2016
Performance Share Units	08/18/2015
Restricted Stock	08/18/2015
Nonqualified Stock Option	08/18/2015
Incentive Stock Option	08/18/2015
Nonqualified Stock Option	10/21/2014
Incentive Stock Option	10/21/2014
Restricted Stock	08/19/2014
Restricted Stock	08/20/2013
Incentive Stock Option	08/20/2013
Nonqualified Stock Option	08/20/2013

Post Office Box 702, Milwaukee, WI 53201-0702, USA◾ 414.259.5333 ◾ basco.com